American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
April 30, 2025

One Choice Blend+ 2055 Portfolio - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 64.6%
Avantis U.S. Equity Fund G Class	385,289	6,680,916
Avantis U.S. Small Cap Value Fund G Class	39,466	580,935
Focused Dynamic Growth Fund G Class(2)	67,819	4,530,320
Focused Large Cap Value Fund G Class	432,378	4,405,937
Heritage Fund G Class	39,660	1,086,300
Mid Cap Value Fund G Class	66,789	1,021,874
Small Cap Growth Fund G Class	26,661	580,949
		18,887,231
International Equity Funds — 30.2%
Avantis Emerging Markets Equity Fund G Class	70,826	844,242
Avantis International Equity Fund G Class	193,899	2,538,139
Emerging Markets Fund G Class	106,507	1,241,870
Focused International Growth Fund G Class	78,482	1,411,899
Global Real Estate Fund G Class	62,510	815,133
International Small-Mid Cap Fund G Class	57,473	581,624
Non-U.S. Intrinsic Value Fund G Class	150,947	1,406,824
		8,839,731
Domestic Fixed Income Funds — 3.8%
Avantis Core Fixed Income Fund G Class	100,152	839,273
High Income Fund G Class	23,351	198,949
Inflation-Adjusted Bond Fund G Class	6,963	75,064
		1,113,286
International Fixed Income Funds — 1.4%
Emerging Markets Debt Fund G Class	12,306	110,012
Global Bond Fund G Class	33,884	296,820
		406,832
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $25,659,707)		29,247,080
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$29,247,080

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$5,637	$1,868	$590	$(234)	$6,681	385	$58	$90
Avantis U.S. Small Cap Value Fund	534	210	42	(121)	581	39	5	22
Focused Dynamic Growth Fund(3)	3,756	1,461	813	126	4,530	68	85	—
Focused Large Cap Value Fund	3,765	1,678	810	(227)	4,406	432	(26)	376
Heritage Fund	879	364	108	(49)	1,086	40	21	114
Mid Cap Value Fund	928	285	106	(85)	1,022	67	(6)	84
Small Cap Growth Fund	512	137	24	(44)	581	27	2	7
Avantis Emerging Markets Equity Fund	689	185	19	(11)	844	71	(1)	24
Avantis International Equity Fund	2,078	552	219	127	2,538	194	(2)	85
Emerging Markets Fund	1,033	242	46	13	1,242	107	(1)	23
Focused International Growth Fund	1,146	259	18	25	1,412	78	1	11
Global Real Estate Fund	700	199	77	(7)	815	63	(1)	25
International Small-Mid Cap Fund	477	136	10	(21)	582	57	—	16
Non-U.S. Intrinsic Value Fund	1,155	502	200	(50)	1,407	151	(16)	159
Avantis Core Fixed Income Fund	1,955	304	1,419	(1)	839	100	(2)	48
High Income Fund	492	37	323	(7)	199	23	9	18
Inflation-Adjusted Bond Fund	179	8	118	6	75	7	(4)	1
Emerging Markets Debt Fund	259	20	171	2	110	12	1	6
Global Bond Fund	716	62	485	4	297	34	7	9
	$26,890	$8,509	$5,598	$(554)	$29,247	1,955	$130	$1,118
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.